360 Funds
WP Large Cap Income Plus Fund

Supplement dated November 6, 2014
to the Statement of Additional Information dated October 10, 2013

The section entitled “Compensation” on page 26 of the Statement of Additional Information has been updated and now reads:

“Compensation. Officers of the Trust and Trustees who are ‘interested persons’ of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix Capital Group and M3Sixty Administration LLC. Each Trustee who is not an ‘interested person’ receives a fee of $1,000 each year plus $125 per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.”

360 Funds
1-877-244-6235
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE